UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2008
ONYX PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-28298	94-3154463

(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
2100 Powell Street
Emeryville, California 94608
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 597-6500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
Signatures
EXHIBIT INDEX
EX-99.1
EX-99.2

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On November 6, 2008, Onyx Pharmaceuticals, Inc., or Onyx, and BTG International Limited, or BTG, entered into a Development and License Agreement under which Onyx received an exclusive worldwide license to BTG’s pre-clinical oncology compound BGC 945.
BTG will receive a $13 million upfront payment, and payments of up to $72 million upon the attainment of certain global development and regulatory milestones, plus additional milestone payments upon the achievement of certain marketing approvals and commercial milestones. BTG will also receive royalties on future product sales. Onyx will be solely responsible for all future research, development, manufacture, and commercialization of BGC 945. In the event that Onyx grants sublicenses under the rights granted by BTG, Onyx will share with BTG a portion of any compensation received by Onyx from these sublicensees.
A copy of the press release issued by Onyx, entitled “Onyx Pharmaceuticals Licenses Rights to Novel Targeted Oncology Agent from BTG International,” announcing the transaction is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On November 6, 2008, Onyx Pharmaceuticals, Inc. issued a press release announcing financial results for the third quarter and nine months ended September 30, 2008. A copy of the earnings press release is furnished as Exhibit 99.2 to this report.
This information in this Item 2.02, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in Exhibit 99.2 shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Onyx Pharmaceuticals, Inc., whether made before or after the date here of, regardless of any general incorporation language in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit Number	Description

99.1	Press release titled “Onyx Pharmaceuticals Licenses Rights to Novel Targeted Oncology Agent from BTG International,” dated November 6, 2008

99.2	Press Release titled “Onyx Pharmaceuticals Reports Third Quarter and Nine-Month 2008 Financial Results,” dated November 6, 2008

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2008	ONYX PHARMACEUTICALS, INC.
	By:	/s/ Gregory W. Schafer
Gregory W. Schafer
Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Press release titled “Onyx Pharmaceuticals Licenses Rights to Novel Targeted Oncology Agent from BTG International,” dated November 6, 2008

99.2	Press Release titled “Onyx Pharmaceuticals Reports Third Quarter and Nine-Month 2008 Financial Results,” dated November 6, 2008